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                                   FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 22, 1998
                                                           ------------

                        TELEPHONE AND DATA SYSTEMS, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      1-8251                  36-2669023
----------------------------         -----------            ------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


30 North LaSalle Street, Chicago, Illinois                         60602
------------------------------------------                       ---------
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (312) 630-1900


                                 Not Applicable
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

     On May 22, 1998, Telephone and Data Systems, Inc., an Iowa corporation ("TDS Iowa") merged with and into the Registrant, a wholly-owned subsidiary of TDS Iowa, to effect a reincorporation into Delaware (the "Reincorporation"). The Registrant was the surviving corporation of this merger, and upon its effectiveness, succeeded to and came to possess all of the assets, properties, rights, privileges, powers, franchises, immunities and purposes, and became subject to all the debts, liabilities, obligations, restrictions and duties of TDS Iowa.

     The Reincorporation did not result in any change in the Registrant's business, assets or liabilities, did not cause Registrant's principal executive offices to be moved and did not result in any relocation of management or other employees. Pursuant to the Agreement and Plan of Merger between the Registrant and TDS Iowa, on the effective date of the merger, (i) each share of TDS Iowa's Preferred Shares, no par value, was automatically converted into one Preferred Share, $.01 par value, of the Registrant of a corresponding series, (ii) each share of TDS Iowa's Common Shares, $1.00 par value, was automatically converted into one share of the Registrant's Common Shares, $.01 par value, and (iii) each share of TDS Iowa's Series A Common Shares, $1.00 par value, was automatically converted into one share of the Registrant's Series A Common Shares, $.01 par value. Shareholders will not be required to undertake a mandatory exchange of the Registrant's shares.

     This description is a summary only and is qualified by reference in its entirety to the documents filed.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBITS

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                   TELEPHONE AND DATA SYSTEMS, INC.
                                   (Registrant)


Date:  May 22, 1998                By:  /s/ GREGORY J. WILKINSON
                                   --------------------------------------
                                   Gregory J. Wilkinson
                                   Vice President and Controller
                                   (principal accounting officer)








                  SIGNATURE PAGE TO TDS FORM 8-K DATED MAY 22, 1998

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                                    EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION OF EXHIBIT
--------------           ----------------------
    2.1 Agreement and Plan of Merger, dated as of March 6, 1998, between the Registrant and TDS Iowa, is hereby incorporated by reference to Exhibit A to the Registrant's Prospectus dated March 24, 1998, which is part of the Registrant's Registration Statement on Form S-4 (Registration
                  No. 333-42535).

    3.1 Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on May 22, 1998 and currently in effect.

    3.2 Restated Bylaws of the Registrant, as adopted on May 22, 1998 and currently in effect.